UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2025
CARTER BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-39731	85-3365661
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
1300 Kings Mountain Road, Martinsville, Virginia 24112
(Address of Principal Executive Offices) (Zip Code)
(276) 656-1776
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. - Other Events.
On May 27, 2025, Carter Bankshares, Inc. (Nasdaq: CARE), the holding company for Carter Bank (the “Bank”), announced today the completion of the previously announced Purchase and Assumption for the deposits associated with two branches in Mooresville and Winston-Salem, North Carolina with First Reliance Bankshares, Inc. (OTC: FSRL), the holding company for First Reliance Bank. The Bank acquired $55.9 million of deposits at the two branch locations, and welcomed 10 new associates to their team.
In connection with the purchase, the Bank paid a 4.6% deposit premium on the average closing balance of the sum of non-interest and interest-bearing transaction accounts, savings and money market demand deposits, for the ten business day period that ends five days prior to closing, but did not acquire any loans in the Transaction. The purchase was finalized following the close of business on May 23, 2025 and the branches were converted to Carter Bank branches during the weekend of May 24-26, 2025. The acquired branches opened as Carter Bank branches on the morning of May 27, 2025. Also on May 27, 2025, the Company published a press release announcing completion of the acquisition.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01. - Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.
Exhibit 99.1    Press Release
The information in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Carter Bankshares, Inc., under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANKSHARES, INC.
(Registrant)

Date: May 27, 2025	By:	/s/ Wendy S. Bell
	Name:	Wendy S. Bell
	Title:	Chief Financial Officer